Parametric Dividend Income Fund

Supplement to Summary Prospectus and Prospectus dated July 1, 2023

The following changes are effective July 1, 2024:

1. The portfolio management team for Parametric Dividend Income Fund is as follows:

Jennifer Mihara, Managing Director of Morgan Stanley and Managing Director, Centralized Portfolio Management at Parametric, has managed the Fund since July 1, 2024.

Thomas C. Seto, Managing Director of Morgan Stanley and Head of Investment Management at Parametric, has managed the Fund since its inception in March 2014. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

Jennifer Sireklove, Managing Director of Morgan Stanley and Managing Director, Investment Strategy at Parametric, has managed the Fund since February 2021.

2. The following replaces the seventh paragraph under “Management.” in “Management and Organization” in the Fund’s Prospectus:

The Fund is managed by a team of portfolio managers from Parametric, who are primarily responsible for the day-to-day management of the Fund. The members of the team are Jennifer Mihara, Thomas C. Seto and Jennifer Sireklove. Mr. Seto has been a portfolio manager of the Fund since its inception in March 2014 and Ms. Sireklove has been a portfolio manager of the Fund since May 2019. Ms. Mihara has been a portfolio manager of the Fund since July 1, 2024 and is currently a Managing Director of Morgan Stanley, and has been a Managing Director (since June 2020) and previously Director, of Centralized Portfolio Management at Parametric for more than five years. Mr. Seto is currently a Managing Director of Morgan Stanley and Head of Investment Management at Parametric and was previously Director of Portfolio Management at Parametric for more than five years. Ms. Sireklove is currently a Managing Director of Morgan Stanley, has been a Managing Director, Investment Strategy at Parametric since May 2019 and has been an employee of Parametric for more than five years. Mr. Seto and Mmes. Mihara and Sireklove also manage other Eaton Vance funds and have been employees of the Eaton Vance organization for more than five years. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

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